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                                                                    EXHIBIT 10.1


                        PAREXEL INTERNATIONAL CORPORATION
           NON-QUALIFIED STOCK OPTION AGREEMENT FOR EXECUTIVE OFFICERS


        PAREXEL International Corporation, a Massachusetts corporation (the "Company"), hereby grants as of the 8th day of September 2004 (the "Date of Grant") to Carl Spalding (the "Optionee"), an option to purchase a maximum of 15,000 shares (the "Option Shares") of its Common Stock, $0.01 par value ("Common Stock"), at the price of $19.99 per share, on the following terms and conditions:

        1. GRANT UNDER SECOND AMENDED AND RESTATED 1995 STOCK PLAN. This option is granted pursuant to and is governed by the Company's Second Amended and Restated 1995 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. To the extent any of the provisions of this Agreement and the Plan conflict, the terms of the Plan shall be controlling.

        2. GRANT AS NON-QUALIFIED OPTION: OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (the "NQO") (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.

        3.      VESTING OF OPTION IF BUSINESS RELATIONSHIP CONTINUES.

                (a) If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an employee or officer or consultant (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company) on the following dates, the Optionee may exercise this option for the number of shares of Common Stock set opposite the applicable date:

        One year but less than two years from the
        Date of Grant                               - 3,750 shares

        Two years but less than three years from
        the Date of Grant                           - an additional 3,750 shares

        Three years but less than four years from
        the Date of Grant                           - an additional 3,750 shares

        Four years from the Date of Grant           - an additional 3,750 shares

                (b) The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company or any Related Corporation, may be exercised on or before the date which is eight (8) years from the date this option is granted (the "Scheduled Expiration Date"). All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company and all


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Related Corporations or dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with the Company.

                (c) Notwithstanding the foregoing, in the event that the Compensation Committee of the Board of Directors determines in good faith that the Company has achieved certain financial milestones established by the Compensation Committee in conjunction with the grant of this option, then, upon such determination, the Optionee shall be notified of such determination and this option shall automatically be accelerated in full and shall become immediately exercisable with respect to all of the Option Shares covered by this option.

        4.      (a)     CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED.
Except as otherwise provided in this Section 4, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has at all times since the Date of Grant maintained or been involved in a Business Relationship with the Company (an "Eligible Optionee"). For purposes of this
Section 4, employment of any Optionee shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board of Directors of the Company, or a Committee of such Board, if applicable, shall not be considered an interruption of employment under this Section 4, provided that such written approval contractually obligates the Company to continue the employment of the Optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment within or among the Company or any Related Corporation, so long as the Optionee continues to maintain or be involved in a Business Relationship with the Company.

                (b) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (c), (d) and (e) below, the right to exercise this option shall terminate two hundred seventy (270) days after such cessation (but in no event after the Scheduled Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Scheduled Expiration Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation.

                (c) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) prior to the Scheduled Expiration Date while he or she is an Eligible Optionee and the Company has not terminated such relationship for "cause" as specified in paragraph (d) below, this option shall be exercisable, within the period of one hundred eighty (180) days following the date of death or disability of the Optionee (but in no event after the Scheduled Expiration Date), by the Optionee (or, in the case of death, by an authorized executor, personal representative or beneficiary), and any unexercisable installments of any stock options of the Company held by the Optionee on the Optionee's last date of employment with the





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Company that have not expired, shall become exercisable on such last date of employment and shall remain exercisable for the period set forth herein, provided that this option shall not be exercisable after the Scheduled Expiration Date.

                (d) DISCHARGE FOR CAUSE. If the Optionee is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.

                (e) EXERCISE PERIOD UPON RETIREMENT. If the Optionee ceases to be an Eligible Optionee by reason of his or her Retirement from the Company, this Option shall be exercisable for a period of one hundred eighty (180) days following the date of Retirement of the Optionee, by the Optionee, provided that this option shall be exercisable only to the extent that it was exercisable by the Optionee on the date of his or her Retirement and further provided that this Option shall not, in any case, be exercisable after the Scheduled Expiration Date. For purposes of this agreement, "Retirement" shall mean the voluntary termination by the Optionee of his or her Business Relationship with the Company after completion of five (5) or more consecutive years of service with the Company or any Related Corporation and after reaching "normal retirement age" as such term is commonly understood in the jurisdiction of the Optionee's residence.

                (f) DISSOLUTION. If the Optionee is a corporation, partnership, trust or other entity that is dissolved, is liquidated, becomes insolvent or enters into a merger or acquisition with respect to which the Optionee is not the surviving entity, at a time when the Optionee is involved in a Business Relationship with the Company, this option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.

        5. PARTIAL EXERCISE. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and cash in lieu of a fractional share must be paid, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

        6.      PAYMENT OF PRICE.

                (a) FORM OF PAYMENT: The option price shall be paid in the following manner:



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                        (i)     in United States dollars in cash or by check;

                        (ii) subject to paragraph 6(b) below, at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value (determined by the Board of Directors of the Company or a committee appointed by the Board) equal as of the date of the exercise to the cash exercise price option; or

                        (iii) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise; or

                        (iv) at the discretion of the Company, by any combination of the foregoing.

                (b) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK: If the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

        7. MEANS OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.




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        8.      TRANSFERABILITY AND ASSIGNABILITY. Except as set forth below,
(i) no options shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution; and (ii) during the lifetime of the Optionee each option shall be exercisable only by such Optionee. Notwithstanding the foregoing, all or a portion of the options granted to the Optionee will be transferable by the Optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership of which such Immediate Family Members are the only partners, provided that subsequent transfers of the transferred option shall be prohibited except in accordance with this paragraph. Following any such transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of paragraph 10 hereof, the term "optionee" shall be deemed to refer to the transferee. The events of termination of Business Relationship set forth in this Agreement shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified therein.

        9. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

        10. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue to employ the Optionee.

        11. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall not have the rights of a shareholder with respect to the option shares covered by such option until the date of issuance by the Company of a stock certificate for such shares. Except as expressly provided in paragraph 10 of the Plan with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

        12. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

        13. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, the vesting or transfer of Option Shares acquired on the exercise of this option, or the making of a distribution or other payment with respect to the Option Shares, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company or any






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Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

        14. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

        15.     MISCELLANEOUS.

                (a) NOTICES: All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

                (b) ENTIRE AGREEMENT: MODIFICATION: This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                (c) SEVERABILITY: The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                (d) SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 8 hereof.

                (e) GOVERNING LAW: This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.

                (f) SECURITIES LAW REGULATION: If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of this option would not be lawful for any reason, including without limitation the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any shares of Common Stock pursuant to the exercise of this option to the Optionee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended, (the "Act") in respect of such shares of Common Stock is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence





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satisfactory to such counsel that the issuance and sale of such shares of Common
Stock, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. The Company is in no event obligated to register any such shares of Common Stock, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares of Common Stock of any optionee or other authorized person.





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        IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.


---------------------------------             PAREXEL International Corporation
Optionee                                      195 West Street
                                              Waltham, MA 02154


                                              By:
---------------------------------                 ------------------------------
Print Name of Optionee                            James F. Winschel, Jr.


---------------------------------             Title: Senior Vice President
Street Address                                       and Chief Financial Officer


---------------------------------
City        State        Zip Code


---------------------------------
Social Security Number







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